INCOME TAX EXPENSES - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets
Lease liability	$ 191,186	$ 206,140
Allowance for credit losses	154,391	14,329
Right-of-use assets	171,671	207,311
Depreciation	36,876	15,860
Asset appreciation during acquisition	656,927	0
Net deferred tax liabilities	$ (519,897)	$ (2,702)